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                                                                                        EXHIBIT 99.1

                      CENDANT CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)


                                                                                  SIX MONTHS ENDED
                                                                                      JUNE 30,
                                                                                --------------------
                                                                                 2001         2000
                                                                                -------      -------
OPERATING ACTIVITIES
Net cash provided by operating activities exclusive of management
    and mortgage programs                                                       $   438      $   385
Net cash provided by (used in) operating activities of management
    and mortgage programs                                                           753         (214)
                                                                                -------      -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                         1,191          171
                                                                                -------      -------

INVESTING ACTIVITIES
Property and equipment additions                                                   (151)        (115)
Net assets acquired (net of cash acquired) and acquisition-related payments      (1,727)         (16)
Funding of stockholder litigation settlement trust                                 (500)          --
Other, net                                                                          (22)         (75)
                                                                                -------      -------

Net cash used in investing activities exclusive of management
   and mortgage programs                                                         (2,400)        (206)
                                                                                -------      -------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Investment in vehicles, net                                                   (4,681)          --
   Payments received on investment in vehicles                                    3,612           --
   Origination of contract receivables                                             (155)          --
   Principal collection of contract receivables                                     162           --
   Equity advances on homes under management                                     (3,027)      (3,763)
   Repayment on advances on homes under management                                3,017        4,186
   Additions to mortgage servicing rights                                          (433)        (384)
   Proceeds from sales of mortgage servicing rights                                 125           65
                                                                                -------      -------
                                                                                 (1,380)         104
                                                                                -------      -------

NET CASH USED IN INVESTING ACTIVITIES                                            (3,780)        (102)
                                                                                -------      -------
FINANCING ACTIVITIES
Proceeds from borrowings                                                          2,697           --
Principal payments on borrowings                                                   (845)        (776)
Issuances of common stock                                                           750          536
Repurchases of common stock                                                         (28)        (300)
Proceeds from mandatorily redeemable preferred securities issued by
    subsidiary holding solely senior debentures issued by the Company                --           91
Proceeds from mandatorily redeemable preferred interest in a subsidiary              --          375
Other, net                                                                          (60)          (3)
                                                                                -------      -------

Net cash provided by (used in) financing activities exclusive of
   management and mortgage programs                                               2,514          (77)
                                                                                -------      -------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Proceeds from borrowings                                                       8,138        2,009
   Principal payments on borrowings                                              (7,165)      (2,719)
   Net change in short-term borrowings                                               62          765
                                                                                -------      -------
                                                                                  1,035           55
                                                                                -------      -------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                               3,549          (22)
                                                                                -------      -------

Effect of changes in exchange rates on cash and cash equivalents                      9           23
                                                                                -------      -------

Net increase in cash and cash equivalents                                           969           70

Cash and cash equivalents, beginning of period                                      944        1,164
                                                                                -------      -------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $ 1,913      $ 1,234
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